Exhibit 10.14

Execution Copy

AMENDMENT NO. 9 TO AMENDED AND
RESTATED CONSTRUCTION AND TERM LOAN AGREEMENT AND CONSENT

               THIS AMENDMENT NO. 9 TO AMENDED AND RESTATED CONSTRUCTION AND TERM LOAN AGREEMENT AND CONSENT (this “Amendment and Consent”), dated as of March 1, 2002 is made by and among (i) WESTMORELAND-LG&E PARTNERS, a Virginia general partnership, as Borrower (the “Borrower”), (ii) CREDIT SUISSE FIRST BOSTON, NIB CAPITAL BANK N.V., THE BANK OF NOVA SCOTIA, SUMITOMO MITSUI BANKING CORPORATION (formerly known as The Sumitomo Bank Limited), New York Branch, UFJ BANK LIMITED (formerly known as The Sanwa Bank Limited), UNION BANK OF CALIFORNIA, N.A., THE FUJI BANK LIMITED, New York Branch, CREDIT LYONNAIS, New York Branch, CREDIT LYONNAIS, Cayman Island Branch, LANDESBANK HESSEN-THURINGEN GIROZENTRALE and each Purchasing Lender, as Lenders, (iii) THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, as Institutional Lender and as Institutional Agent and each Purchasing Institutional Lender, (iv) CREDIT SUISSE FIRST BOSTON, New York Branch, as Issuing Bank (v) DEXIA CREDIT LOCAL, NEW YORK AGENCY (“Dexia”), as Bond L/C Issuing Bank (as defined below), (vi) CREDIT SUISSE FIRST BOSTON, NIB CAPITAL BANK N.V., THE BANK OF NOVA SCOTIA and SUMITOMO MITSUI BANKING CORPORATION (formerly known as The Sumitomo Bank Limited), New York Branch, as Co-Agents (together with their successors in such capacity) and (vii) CREDIT SUISSE FIRST BOSTON, as Agent for the Lenders, the Institutional Lenders and the Issuing Bank and the Bond L/C Issuing Bank (together with its successors in such capacity).

               Reference is made to the Amended and Restated Construction and Term Loan Agreement, dated as of December 1, 1993, as amended by Amendment No. 1 dated as of November 4, 1994, Amendment No. 2 dated as of December 30, 1994, Amendment No. 3 dated as of January 31, 1995, Amendment No. 4 dated as of October 19, 1995, Amendment No. 5 dated as of December 15, 1996, Amendment No. 5 dated as of August 23, 2000, Amendment No. 6 dated as of November 21, 2000, Amendment No. 7 dated as of November 15, 2001 and Amendment No. 8 dated as of November 28, 2001, among Borrower, the Lenders, the Institutional Lenders, the Issuing Bank, the Bond L/C Issuing Bank, the Co-Agents and Agent (each, as defined therein) and the letter agreement, dated July 20, 1999 from Credit Suisse First Boston as Agent, as Issuing Bank, as Co-Agent and as Securities Intermediary, and acknowledged and agreed to by the Borrower, the Lenders, the Institutional Lenders and the Institutional Agent (collectively, the “Credit Agreement”).

WITNESSETH:

               WHEREAS, the Series 1991 Letter of Credit, originally issued on the December 20, 1991, and the Series 1993 Letter of Credit, originally issued on December 27, 1993, expired on December 20, 2001 and Credit Suisse First Boston, as the original Bond L/C Issuing Bank did not renew or extend their terms;

               WHEREAS, Borrower desires to arrange for a Series 1991 Substitute Letter of Credit to be in effect in accordance with Section 5.2(b) of the Series 1991 Loan Agreement and for a Series 1993 Substitute Letter of Credit to be in effect in accordance with Section 5.2(b) of the Series 1993 Loan Agreement (the “Substitute Bond Letters of Credit”);

               WHEREAS, the parties to this Amendment and Consent desire to amend the Credit Agreement to provide that Dexia become a party to the Credit Agreement and issue the Substitute Bond Letters of Credit and in furtherance thereof desire to appoint Dexia to act as Bond L/C Issuing Bank under the Credit Agreement;

               WHEREAS, Dexia desires to assume the rights and obligations of the Bond L/C Issuing Bank under the Credit Agreement and to become a party to the Credit Agreement as a Lender with a commitment limited to the percentage of the Bond L/C Term Facility Commitment (as defined below) set forth in Exhibit A hereto and as Bond L/C Issuing Bank;

               WHEREAS, pursuant to Section 9.2 of the Credit Agreement, any Lender may sell to one or more first-class financial institutions, with the consent of Agent, Issuing Bank, Bond L/C Issuing Bank and the Borrower, its rights or obligations with respect to the Bond Letters of Credit;

               WHEREAS, concurrent with the execution and delivery of this Amendment and Consent, pursuant to a Commitment Transfer Supplement, a form of which is attached as Exhibit A hereto, Dexia is assuming the rights and obligations of Credit Suisse First Boston as a Lender with respect to Bond Letters of Credit and all drawings made thereunder, including the commitment of Credit Suisse First Boston, as a Lender, to (i) make Series 1991 Term Loans and to maintain Series 1991 Term Loans, and to maintain participation and funding commitments as set forth in Section 3.2 of the Credit Agreement with respect to the outstanding amount of the Series 1991 Letter of Credit and (ii) make Series 1993 Term Loans and to maintain Series 1993 Term Loans, and to maintain participation and funding commitments as set forth in Section 3.2 of the Credit Agreement with respect to the outstanding amount of the Series 1993 Letter of Credit (the commitments set forth in (i) and (ii) are collectively referred to as the “Bond L/C Term Facility Commitment”);

               WHEREAS, Section 9.4 of the Credit Agreement requires the written consent of the Majority Lenders and the signature of the Borrower and the Agent in order to amend the Credit Agreement and approve the use of a revised form of Commitment Transfer Supplement which varies from the form attached to the Credit Agreement as Schedule 9.2(a) thereof;

               NOW, THEREFORE, in consideration of the premises set forth above and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, each of the parties hereto hereby agrees as follows:

               1.       Definitions. For all purposes of this Amendment and Consent, capitalized terms used herein (including in the preamble and the recitals hereof) but not otherwise defined herein shall have the meanings set forth in the Credit Agreement including Exhibit X thereto.

               2.       Amendment to Exhibit X to the Credit Agreement. Exhibit X to the Credit Agreement is hereby amended as follows:

(a) The definition of “Bond L/C Issuing Bank” is hereby amended and restated as follows:

“Bond L/C Issuing Bank” means (i) from December 1, 1993 Credit Suisse First Boston, New York Branch, and its successors and assigns, in its capacity as the issuer of, and for so long as it is the issuer of the Bond Letters of Credit then in effect, (ii) from, including and after the date that it issues a Series 1991 Substitute Letter of Credit and a Series 1993 Substitute Letter of Credit, Dexia Crédit Local, New York Agency and its successors and assigns, in its capacity as the issuer of, and for so long as it is the issuer of one or both of the Bond Letters of Credit then in effect or (iii) the issuer of any other Series 1991 Substitute Letter of Credit or any other Series 1993 Substitute Letter of Credit then in effect and its successors and assigns in such capacity.

(b) The definition of “Series 1991 Letter of Credit” is hereby amended and restated as follows:

“Series 1991 Letter of Credit” means the irrevocable direct pay letter of credit or the Series 1991 Substitute Letter of Credit issued by the Bond L/C Issuing Bank in favor of the Series 1991 Trustee, for the benefit of the owners of the Series 1991 Bonds for the account of Borrower pursuant to this Agreement, as such Letter of Credit may be amended, supplemented or extended in accordance with its terms; provided for clarification that, upon the issuance and delivery of any other Series 1991 Substitute Letter of Credit in accordance with Section 3.2 of the Credit Agreement, “Series 1991 Letter of Credit” shall mean such other Series 1991 Substitute Letter of Credit.

(c) The definition of “Series 1993 Letter of Credit” is hereby amended and restated as follows:

“Series 1993 Letter of Credit” means the irrevocable direct pay letter of credit or the Series 1993 Substitute Letter of Credit issued by the Bond L/C Issuing Bank in favor of the Series 1993 Trustee, for the benefit of the owners of the Series 1993 Bonds for the account of Borrower pursuant to this Agreement, as such Letter of Credit may be amended, supplemented or extended in accordance with its terms; provided for clarification that, upon the issuance and delivery of any other Series 1993 Substitute Letter of Credit in accordance with Section 3.2 of the Credit Agreement, “Series 1993 Letter of Credit” shall mean such other Series 1993 Substitute Letter of Credit.

(d) Exhibit X is further amended by inserting the following definitions in the appropriate alphabetical order:

“Rova Bond L/C Fees” means the Series 1991 Rova Bond L/C Fees and the Series 1993 Rova Bond L/C Fees.

“Series 1991 Rova Bond L/C Fees” means the fronting fees payable pursuant to Section 2.2(d)(ix) of the Credit Agreement with respect to a Series 1991 Letter of Credit.

“Series 1993 Rova Bond L/C Fees” means the fronting fees payable pursuant to Section 2.2(d)(ix) of the Credit Agreement with respect to a Series 1993 Letter of Credit.

               3.       Appointment of Bond L/C Issuing Bank. The Agent, Institutional Agent, Lenders and Borrower party hereto hereby appoint Dexia as Bond L/C Issuing Bank under the Credit Agreement and Dexia hereby accepts such appointment. Upon the issuance of any Substitute Bond Letter of Credit, Dexia shall hereby be considered a party to the Credit Agreement and shall succeed to and become vested with all the rights, powers, privileges and duties of the Bond L/C Issuing Bank under the Credit Agreement.

               4.       Amendments to the Credit Agreement. The Credit Agreement is hereby amended as follows:

(a) The preamble of the Credit Agreement is hereby amended by (i) inserting the words “(v) DEXIA CREDIT LOCAL, NEW YORK AGENCY, as Bond L/C Issuing Bank,” immediately after the words “(the “Issuing Bank”)” in the fourteenth line thereof, (ii) deleting the word “(v)” in the fourteenth line thereof and replacing such word with the word “(vi)", (iii) deleting the word “(vi)” in the seventeenth line thereof and replacing such word with the word “(vii)” and (iv) deleting the words “and the Issuing Bank” in the eighteenth line thereof and replacing such words with the words “, the Issuing Bank and the Bond L/C Issuing Bank”.

(b) Section 2.2(d)(iii) is hereby amended by (i) inserting the words “(other than the Series 1991 Letter of Credit)” immediately after the words “Rova I Letters of Credit” in the sixth line thereof and (ii) inserting the words “(other than the Series 1993 Letters of Credit)” immediately after the words “Rova II Letters of Credit” in the sixteenth line thereof.

(c) Section 2.2(d)(ix) is hereby amended by (i) deleting the words “Issuing Bank” in the second, third and thirteenth lines thereof and replacing such words with the words “Bond L/C Issuing Bank” (ii) deleting the words “clause (e)” in the fourth line thereof and replacing such words with the words “clauses (e), (f) and (g)” (iii) deleting the words “and (e)” in the seventeenth line thereof and replacing such words with the words “, (e)” and (iv) inserting the following language at the end of the current paragraph thereof after the word “Date”:

, (f) a Bond Letter of Credit fronting fee for each Bond Letter of Credit at a rate equal to ..35% per annum on the daily average face amount of such Bond Letter of Credit computed on the basis of the actual number of days elapsed and a year of 365 or 366 days, as appropriate, and payable in arrears on the first Quarterly Date after the date of issuance of such Bond Letter of Credit and on each anniversary of such Quarterly Date thereafter.

(d) Section 6.1(c)(iv) is hereby amended by (i) inserting the words “Section 2.2(d)(ix) hereof or under” immediately after the words “upon which payment is required under” in the fifth line thereof, (ii) inserting the words “Series 1991 Rova Bond L/C Fees” immediately after the words “Rova I L/C Fees” in the seventh line thereof, (iii) inserting the words “and on each date occurring on and after the Tranche B Conversion Date upon which payment is required under Section 2.2(d)(ix) hereof” immediately after the words “Tranche B Conversion Date” in the twelfth line thereof and (iv) inserting the words “Series 1993 Rova Bond L/C Fees” immediately after the words “Rova II L/C Fees” in the thirteenth line thereof.

(e) Article 8 is hereby by amended by inserting the following section as a new section after Section 8.9:

“8.10 Party to Credit Agreement. Upon the issuance of any Series 1991 Substitute Letter of Credit or Series 1993 Substitute Letter of Credit in conformity with the requirements set forth in the Loan Instruments and with the prior written consent of the Agent and the Borrower and the acknowledgment and agreement of the issuer of any Series 1991 Substitute Letter of Credit or Series 1993 Substitute Letter of Credit, such issuer shall become a party to the Credit Agreement as Bond L/C Issuing Bank, with all rights and obligations thereof.”

(f) Section 9.1 is hereby amended by (i) deleting the words “Credit Suisse First Boston” in the first and tenth lines following the words “If to the Bond L/C Issuing Bank (with respect to the Bond Letters of Credit)” and replacing such words with the words “Dexia Crédit Local, New York Agency” and (ii) deleting the contact information for notices for the Bond L/C Issuing Bank and replacing such contact information with the following:

Dexia Crédit Local, New York Agency 445 Park Avenue New York, NY 10022

Attention: [ ] Telephone: [ ] Facsimile: [ ]

               5.       Consent.

(a) The parties hereto hereby consent to the execution and delivery of a Commitment Transfer Supplement substantially in the form attached hereto as Exhibit A for the purpose of transferring the Bond L/C Term Facility Commitment or any subsequent transfer of the Bond L/C Term Facility Commitment.

(b) The Agent, the Issuing Bank, the Bond LC Issuing Bank and the Borrower hereby consent to the transfer by Credit Suisse First Boston to Dexia, as a Lender, of its rights and obligations with respect to the Bond Letters of Credit, including the Bond L/C Term Facility Commitment.

               6.       Consent of Institutional Agent. For purposes of Section 3.2(c) of the Credit Agreement, The Prudential Insurance Company of America, in its capacity as Institutional Agent under the Credit Agreement, hereby consents to the issuance by Dexia of the Bond Substitute Letters of Credit.

               7.       Limitation. Except as expressly stated herein, all of the representations, warranties, terms, covenants and conditions of the Credit Agreement shall remain unamended and shall continue to be, and shall remain, in full force and effect in accordance with their respective terms. This Amendment and Consent is only effective in the specific instance and for the specific purpose for which it is given and shall not be effective for any other purpose, and, except as expressly stated herein, no provision of any Loan Instrument is amended in any way.

               8.       Credit Agreement References. On and after the effective date of this Amendment and Consent, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import, and each reference to the Credit Agreement by the words “thereunder”, “thereof” or words of like import in any Project Document, Loan Instrument or other document executed in connection with the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended or otherwise modified by this Amendment and Consent.

               9.       Governing Law. This Amendment and Consent shall for all purposes be considered a Loan Instrument and shall be governed by, construed and interpreted in accordance with, the laws of the State of New York without regard to principles of conflict of laws (except for Section 5-1401 of the General Obligations Law of the State of New York).

               10.       Successors and Assigns. This Amendment and Consent shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and all future parties to the Credit Agreement.

               11.       Counterparts. This Amendment and Consent may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all the counterparts shall together constitute one and the same instrument. A facsimile signature on a counterpart of this Amendment and Consent shall be binding to the same extent as an original signature by the signatory.

               12.       Effectiveness. This Amendment and Consent shall be effective when executed by the Agent, the Borrower, the Institutional Agent, the Issuing Bank and the Majority Lenders.

               IN WITNESS WHEREOF, the parties hereto have executed this Amendment and Consent through their duly authorized representatives as of the date first above written.

WESTMORELAND-LG&E PARTNERS, as Borrower

By:	WESTMORELAND-ROANOKE VALLEY, L.P. as general partner

By:	WEI-ROANOKE VALLEY, INC., as general partner

By:	/s/ Gregory S. Woods Name: Mr. Gregory S. Woods Title: Executive Vice President

By:	LG&E ROANOKE VALLEY, L.P., as general partner

By:	LG&E POWER 16 INCORPORATED, as general partner

By:	/s/ Daniel K. Arbough Name: Daniel K. Arbough Title: Treasurer

CREDIT SUISSE FIRST BOSTON, as Agent, Co-Agent, Lender and Issuing Bank

By:	/s/ p.p. Hughes Name: Stephen Hughes Title: Associate

By:	/s/ p.p. Dodd Name: David J. Dodd Title: Associate

THE BANK OF NOVA SCOTIA, as Co-Agent and Lender

By:	__________________________________ Name: Title:

SUMITOMO MITSUI BANKING CORPORATION (formerly known as THE SUMITOMO BANK, LIMITED), NEW YORK BRANCH, as Co-Agent and Lender

By:	__________________________________ Name: Title:

NIB CAPITAL BANK, N.V., as Co-Agent and Lender

By:	/s/ [illegible] Name: Title:

UNION BANK OF CALIFORNIA, N.A., (AS SUCCESSOR IN INTEREST TO UNION BANK), as Lender

By:	/s/ Susan K. Johnson Name: Susan K. Johnson Title: Vice President

THE FUJI BANK LIMITED, LOS ANGELES AGENCY, as Lender

By:	__________________________________ Name: Title:

CREDIT LYONNAIS, NEW YORK BRANCH, as Lender

By:	/s/ James F. Guidera Name: James F. Guidera Title: Senior Vice President

CREDIT LYONNAIS, CAYMAN ISLAND BRANCH, as Lender

By:	/s/ James F. Guidera Name: James F. Guidera Title: Senior Vice President

UFJ BANK LIMITED (formerly known as The Sanwa Bank Limited), as Lender

By:	/s/ Laurance J. Bressler Name: Laurance J. Bressler Title: SVP and Group Co-Head

LANDESBANK HESSEN THURINGEN GIROZENTRALE, as Lender

By:	/s/ David A. Leech Name: David A. Leech Title: Vice President, Corporate Finance Division, Structure Finance Dept.

By:	/s/ Marc Bruening Name: Marc Bruening Title: Asst. Vice President, Corporate Finance Division, Structured Finance Dept.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, as Institutional Agent and Institutional Lender

By:	/s/ Brian N. Thomas Name: Brian N. Thomas Title: Vice President

Agreed To And Acknowledged By:

DEXIA CREDIT LOCAL, NEW YORK AGENCY as Bond L/C Issuing Bank

By:	__________________________________ Name: Title:

EXHIBIT A

[Form of Commitment Transfer Supplement]

Exhibit A

COMMITMENT TRANSFER SUPPLEMENT

               COMMITMENT TRANSFER SUPPLEMENT, dated as of the date set forth in Item 1 of Schedule I hereto, among the Transferor Lender set forth in Item 2 of Schedule I hereto (the “Transferor Lender”), the Purchasing Lender set forth in Item 3 of Schedule I hereto (the “Purchasing Lender”), DEXIA CREDIT LOCAL, NEW YORK AGENCY as Bond L/C Issuing Bank and CREDIT SUISSE FIRST BOSTON, as Issuing Bank and as Agent under the Credit Agreement described below (in such capacity, “Agent”).

W I T N E S S E T H:

               WHEREAS, this Commitment Transfer Supplement is being executed and delivered in accordance with Section 9.2(a) of the Amended and Restated Construction and Term Loan Agreement, dated as of December 1, 1993, as amended by Amendment No. 1 dated as of November 4, 1994, Amendment No. 2 dated as of December 30, 1994, Amendment No. 3 dated as of January 31, 1995, Amendment No. 4 dated as of October 19, 1995, Amendment No. 5 dated as of December 15, 1996, Amendment No. 5 dated as of August 23, 2000, Amendment No. 6 dated as of November 21, 2000, Amendment No. 7 dated as of November 15, 2001, Amendment No. 8 dated as of November 28, 2001 and Amendment No. 9 dated as of January [ ], 2002, among (i) WESTMORELAND-LG&E PARTNERS, a Virginia general partnership, as Borrower (the “Borrower”), (ii) CREDIT SUISSE FIRST BOSTON, NIB CAPITAL BANK N.V., THE BANK OF NOVA SCOTIA, SUMITOMO MITSUI BANKING CORPORATION (formerly known as The Sumitomo Bank Limited), New York Branch, THE UFJ BANK LIMITED (formerly known as The Sanwa Bank Limited), UNION BANK OF CALIFORNIA, N.A., THE FUJI BANK LIMITED, New York Branch, CREDIT LYONNAIS, New York Branch, CREDIT LYONNAIS, Cayman Island Branch, LANDESBANK HESSEN-THURINGEN GIROZENTRALE and each Purchasing Lender, as Lenders, (iii) THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, as Institutional Lender and as Institutional Agent and each Purchasing Institutional Lender, (iv) CREDIT SUISSE FIRST BOSTON, New York Branch, as Issuing Bank, (v) DEXIA CREDIT LOCAL, NEW YORK AGENCY, as Bond L/C Issuing Bank, (vi) CREDIT SUISSE FIRST BOSTON, NIB CAPITAL BANK N.V., THE BANK OF NOVA SCOTIA and SUMITOMO MITSUI BANKING CORPORATION (formerly known as The Sumitomo Bank Limited), New York Branch, as Co-Agents (together with their successors in such capacity) and (viii) CREDIT SUISSE FIRST BOSTON, as Agent for the Lenders, the Institutional Lenders, the Bond L/C Issuing Bank and the Issuing Bank (together with its successors in such capacity) and the letter agreement, dated July 20, 1999 from Credit Suisse First Boston as Agent, as Issuing Bank, as Co-Agent and as Securities Intermediary, and acknowledged and agreed to by the Borrower, the Lenders, the Institutional Lenders and the Institutional Agent (collectively, the “Credit Agreement”; terms defined therein being used herein as therein defined); and

               WHEREAS, Transferor Lender desires to sell and Purchasing Lender desires to purchase and assume all of Transferor Lender’s rights and obligations (including L/C Reimbursement Obligations) with respect to the Bond Letters of Credit under the Credit Agreement and the Notes it being understood that Transferor Lender is solely selling to Purchasing Lender and Purchasing Lender is solely purchasing and assuming Transferor Lender’s commitment to (i) make Series 1991 Term Loans and to maintain Series 1991 Term Loans, and to maintain participation and funding commitments as set forth in Section 3.2 of the Credit Agreement with respect to the outstanding amount of the Series 1991 Letter of Credit and (ii) make Series 1993 Term Loans and to maintain Series 1993 Term Loans, and to maintain participation and funding commitments as set forth in Section 3.2 of the Credit Agreement with respect to the outstanding amount of the Series 1993 Letter of Credit (the commitments set forth in (i) and (ii) are collectively referred to as the “Bond L/C Term Facility Commitment”); and

               WHEREAS, pursuant to section 9.2(a) of the Credit Agreement any Lender may sell to one or more first-class financial institutions, with the consent of Agent, Issuing Bank, Bond L/C Issuing Bank and the Borrower, its rights or obligations with respect to the Bond Letters of Credit; and

               WHEREAS, the Purchasing Lender desires to become a Lender, party to the Credit Agreement with a commitment limited to the percentage of the Bond L/C Term Facility Commitment set forth in Exhibit A hereto;

               NOW, THEREFORE, the parties hereto hereby agree as follows:

               1.        Upon receipt by Agent of five (5) fully executed originals of this Commitment Transfer Supplement, to each of which is attached a fully completed Schedule I, Schedule II and Schedule III, and each of which has been executed by the Transferor Lender, the Purchasing Lender and any other Person required by the Credit Agreement to execute this Commitment Transfer Supplement, Agent will transmit to Borrower, the Transferor Lender and the Purchasing Lender a Transfer Effective Notice, substantially in the form of Schedule IV hereto (a “Transfer Effective Notice”). Such Transfer Effective Notice shall set forth, interalia, the date on which the transfer effected by this Commitment Transfer Supplement shall become effective (the “Transfer Effective Date”), which date shall be the date hereof. From and after the Transfer Effective Date the Purchasing Lender shall be a Lender, party to the Credit Agreement for all purposes thereof; provided that the participation and funding commitments of the Purchasing Lender shall be limited to the extent of the Bond L/C Term Facility Commitment.

               2.        The Purchasing Lender shall pay to the Transferor Lender an amount equal to the purchase price, as agreed between the Transferor Lender and the Purchasing Lender (the “Purchase Price”), of the portion being purchased (the “Purchased Percentage”) by the Purchasing Lender of the outstanding Series 1991 Term Loans and the Series 1993 Term Loans, unreimbursed L/C Reimbursement Obligations and other amounts, if any, owing to the Transferor Lender under the Credit Agreement and the Loan Notes relating to the outstanding Series 1991 Term Loans and the Series 1993 Term Loans and unreimbursed L/C Reimbursement Obligations (the “Outstanding Obligations”). The Purchasing Lender shall pay the appropriate Purchase Price to the Transferor Lender, in immediately available funds, at or before 12:00 noon, local time of the Transferor Lender on the first day of each Interest Period (including, if applicable, the Transfer Effective Date) applicable to such Outstanding Obligations. Effective upon the Transfer Effective Date, the Transferor Lender hereby irrevocably sells, assigns and transfers to the Purchasing Lender, without recourse, representation or warranty other than as set forth in Section 8 hereof, and the Purchasing Lender hereby irrevocably purchases, takes and assumes from the Transferor Lender, the Purchasing Lender’s Purchased Percentage of the Bond L/C Term Facility Commitment, presently outstanding amounts of the Series 1991 Term Loans and Series 1993 Term Loans and presently unreimbursed L/C Reimbursement Obligations and other amounts owing to the Transferor Lender under the Credit Agreement and the Loan Notes relating to the Series 1991 Term Loans, Series 1993 Term Loans and unreimbursed L/C Reimbursement Obligations, together with all instruments, documents and collateral security pertaining thereto.

               3.        The Transferor Lender has made arrangements with the Purchasing Lender with respect to (a) the portion, if any, to be paid, and the date or dates for payment, by the Transferor Lender to the Purchasing Lender of any fees heretofore received by the Transferor Lender pursuant to the Credit Agreement prior to the Transfer Effective Date and (b) the portion, if any, to be paid, and the date or dates for payment, by the Purchasing Lender to the Transferor Lender of fees or interest received by the Purchasing Lender pursuant to the Credit Agreement from and after the Transfer Effective Date. Any interest, accrued from and after the Transfer Effective Date, with respect to principal of the Series 1991 Term Loans, Series 1993 Term Loans and any unreimbursed L/C Reimbursement Obligation relating to the outstanding Series 1991 Term Loans and the Series 1993 Term Loans for which the Purchase Price has yet to be paid under Section 2 above, shall accrue for the benefit of the Transferor Lender to the extent of the Base Rate, CD Rate or LIBOR, as applicable, and shall accrue for the benefit of the Purchasing Lender to the extent of the Base Rate Margin, CD Rate Margin or LIBOR Margin, as applicable.

               4.        (a) All principal payments of the Series 1991 Term Loans and the Series 1993 Term Loans that would otherwise be payable from and after the Transfer Effective Date to or for the account of the Transferor Lender pursuant to the Credit Agreement shall, instead, be payable to or for the account of the Transferor Lender and the Purchasing Lender, as the case may be, in accordance with their respective interests as reflected in this Commitment Transfer Supplement.

                         (b) Except as otherwise agreed as set forth in Section 3 hereof, all interest, fees and other amounts that arise from the Series 1991 Term Loans and Series 1993 Term Loans, any repayments of unreimbursed L/C Reimbursement Obligations relating to the outstanding Series 1991 Term Loans, Series 1993 Term Loans and any other amounts related to the Series 1991 Term Loans, Series 1993 Term Loans and such unreimbursed L/C Reimbursement Obligations that would otherwise accrue for the account of the Transferor Lender from and after the Transfer Effective Date pursuant to the Credit Agreement shall, instead, accrue for the account of, and be payable to, the Transferor Lender and the Purchasing Lender, as the case may be, in accordance with their respective interests as reflected in this Commitment Transfer Supplement. In the event that any amount of interest, fees or other amounts accruing prior to the Transfer Effective Date was included in the Purchase Price paid by the Purchasing Lender, the Transferor Lender and the Purchasing Lender will make appropriate arrangements for payment by the Transferor Lender to the Purchasing Lender of such amount upon receipt thereof from Borrower.

                         (c) Each of the parties to this Commitment Transfer Supplement (including Borrower) confirms that (i) the Agency Fee and the Management Fee referred to in Section 2.2(d) (i) of the Credit Agreement shall be paid to Agent for its own account, (ii) the Prepayment Fee referred to in Section 2.2(d) (ii) of the Credit Agreement shall be paid to Agent for the account of the Lenders, (iii) the letter of credit fee referred to in Section 2.2(d) (iii) of the Credit Agreement shall be paid to Agent for the account of the Lenders and the fronting fee referred to in such Section shall be paid to Agent for the account of the Issuing Bank, (iv) the Lenders’ Commitment Fee referred to in Section 2.2(d) (iv) of the Credit Agreement shall be paid to Agent for the account of the Lenders, (v) the Institutional Lenders’ Commitment Fee referred to in Section 2.2(d) (v) of the Credit Agreement shall be paid to Agent for the account of the Institutional Lenders, (vi) the Cancellation Fee, Delayed Delivery Fee and Break-Up Fee referred to in Sections 2.2(d) (vi), 2.2(d) (vii) and 2.2(d) (viii), respectively, of the Credit Agreement shall be paid to Agent for the account of the Institutional Lenders and (vii) the Series 1991 Letter of Credit fees, the Series 1993 Letter of Credit fees and the fronting fees referred to in Section 2.2(d) (ix) of the Credit Agreement shall be payable to Agent for the account of Dexia Crédit Local, New York Agency as Bond L/C Issuing Bank and (ix) the intermediation fee referred to in Section 2.8 of the Credit Agreement shall be paid to Agent for the account of those Lenders participating in the Interest Rate Hedge Agreement.

               5.        Concurrently with the execution and delivery hereof, the Transferor Lender will provide to the Purchasing Lender copies of all documents delivered to the Transferor Lender evidencing satisfaction of the conditions precedent set forth in the Credit Agreement.

               6.        Each of the parties to this Commitment Transfer Supplement agrees that at any time and from time to time upon the written request of any other party, it will execute and deliver such further documents and do such further acts and things as such other party may reasonably request in order to effect the purposes of this Commitment Transfer Supplement. The Purchasing Lender agrees to keep confidential, on the terms set forth in Section 9.2(c) of the Credit Agreement, all proprietary information provided to it regarding Borrower, the transactions contemplated by the Credit Agreement and the Facilities.

               7.        By executing and delivering this Commitment Transfer Supplement, the Transferor Lender and the Purchasing Lender confirm to and agree with each other and Agent, Lenders and Institutional Lenders as follows: (a) other than the representation and warranty that it is the legal and beneficial owner of the interest being assigned hereby free and clear of any adverse claim, the Transferor Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement, the Notes or any other Loan Instrument or other instrument or document furnished pursuant thereto, (b) the Transferor Lender makes no representation or warranty and assumes no responsibility with respect to the financial condition of Borrower or the performance or observance by Borrower of any of its obligations under the Credit Agreement, the Notes or any other Loan Instrument or other instrument or document furnished pursuant hereto, (c) the Purchasing Lender confirms that it has received copy of the Credit Agreement, together with copies of the financial statements referred to in Section 5.14 thereof, the financial statements delivered pursuant to Section 6.9(a), (b) and (d) thereof, if any, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Commitment Transfer Supplement, (d) the Purchasing Lender will, independently and without reliance upon Agent, the Transferor Lender or any other Lender or Institutional Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement, (e) the Purchasing Lender appoints and authorizes Agent to act as its agent under the Credit Agreement and under the other Loan Instruments (including, without limitation, the Security Documents) with such powers as are expressly delegated to Agent by the terms of the Credit Agreement, together with such powers as are reasonably incidental thereto, all in accordance with Article 8 of the Credit Agreement and (f) the Purchasing Lender agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender; provided that the participation and funding commitments of the Purchasing Lender shall be limited to the extent of the Bond L/C Term Facility Commitment.

               8.        Schedule III hereto sets forth the Bond L/C Term Facility Commitment and the percentage thereof (which shall be rounded to five decimal places) set forth opposite the names of the Transferor Lender and the Purchasing Lender under the caption “Bond L/C Term Facility Commitment Percentage” (the “Bond L/C Term Facility Commitment Percentage”), as well as certain administrative information with respect to the Purchasing Lender and the revised Term Facility Commitment of the Transferor Lender.

               9.        Notwithstanding anything to the contrary in this Commitment Transfer Supplement, if the long-term debt rating of the Purchasing Lender shall, at any time, be less than a rating of BBB or the equivalent thereof by S&P or Baa or the equivalent thereof by Moody’s, then the Agent may, in its sole and absolute discretion, purchase the Purchasing Lender’s participating interest hereunder (the “Terminated Interests”) by providing the Purchasing Lender with at least two Banking Days’ prior notice of such purchase and making a payment to such Purchasing Lender for all outstanding amounts owing to it hereunder or pursuant to the Credit Agreement on the date of such purchase as set forth in such notice. Upon such purchase, the Purchasing Lender shall no longer have any rights or obligations as a Purchasing Lender hereunder or as a Lender under the Credit Agreement. The Agent may, in its sole and absolute discretion, retain for its own account and/or sell its interest in all or any portion of the Terminated Interests.

               10.        THIS COMMITMENT TRANSFER SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

               11.        This Commitment Transfer Supplement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same document.

               IN WITNESS WHEREOF, the parties hereto have caused this Commitment Transfer Supplement to be executed by their respective duly authorized officers on Schedule I hereto as of the date set forth in Item 1 of Schedule I hereto.

SCHEDULE I
TO COMMITMENT TRANSFER SUPPLEMENT

COMPLETION OF INFORMATION AND
SIGNATURES FOR COMMITMENT
TRANSFER SUPPLEMENT

Re:	Amended and Restated Construction and Term Loan Agreement, dated as of December 1, 1993, as amended, with Westmoreland-LG&E Partners, as Borrower.

Item 1	Date of Commitment Transfer Supplement: [ ]

Item 2	Transferor Lender: [ ]

Item 3	Purchasing Lender: [ ]

Item 4	Signatures of Parties to Commitment Transfer Supplement:

[ ] as Transferor Lender

By:	__________________________ Name: Title:

[ ] as Purchasing Lender

By:	__________________________ Name: Title:

CREDIT SUISSE FIRST BOSTON, as Agent and as Issuing Bank

By:	__________________________ Name: Title:

By:	__________________________ Name: Title:

DEXIA CREDIT LOCAL, NEW YORK AGENCY as Bond L/C Issuing Bank

By:	__________________________ Name: Title:

SCHEDULE I

(Continued)

CONSENTED TO AND ACKNOWLEDGED:

WESTMORELAND-LG&E PARTNERS, as Borrower

By:	WESTMORELAND-ROANOKE VALLEY L.P.,

as general partner

By:	WEI-ROANOKE VALLEY, INC.,

as general partner

By:	/s/ Gregory S. Woods Name: Mr. Gregory S. Woods Title: Executive Vice President

By:	LG&E-ROANOKE VALLEY, L.P.,

as general partner

By:	LG&E POWER 16 INCORPORATED,

as general partner

By:	___________________________________ Name: Title:

ACCEPTED FOR RECORDATION IN REGISTER:

CREDIT SUISSE FIRST BOSTON, as Agent

By:	___________________________________ Name: Title:

By:	___________________________________ Name: Title:

SCHEDULE II
TO COMMITMENT
TRANSFER SUPPLEMENT

Total Commitment Assigned

Names of
Transferor Lender

[ ]

Name of Purchasing Lender	$[ ]

SCHEDULE III
TO COMMITMENT TRANSFER
SUPPLEMENT

LIST OF LENDING OFFICES, ADDRESSES FOR NOTICES,
COMMITMENT AMOUNTS, AND PROPORTIONATE SHARES

Name of Transferor Lender	Revised Maximum Bond L/C Term Facility Commitment	Revised Bond L/C Term Facility Commitment Percentage

[ ]	$[ ]	[ ]%

Name of Purchasing Lender	Maximum Bond L/C Term Facility Commitment	Bond L/C Commitment Percentage

[ ]	$[ ]	[ ]%

SCHEDULE III

(Continued)

[Name Purchasing Lender]
[Address]
[Attention:]
[Telephone: ]
[Facsimile: ]

SCHEDULE IV TO COMMITMENT
TRANSFER
SUPPLEMENT

TRANSFER EFFECTIVE NOTICE

[Date]

Transferor Lender: [               ]

Purchasing Lender: [               ]

               The undersigned, as Agent under the Amended and Restated Construction and Term Loan Agreement, dated as of December 1, 1993, as amended by Amendment No. 1 dated as of November 4, 1994, Amendment No. 2 dated as of December 30, 1994, Amendment No. 3 dated as of January 31, 1995, Amendment No. 4 dated as of October 19, 1995, Amendment No. 5 dated as of December 15, 1996, Amendment No. 5 dated as of August 23, 2000, Amendment No. 6 dated as of November 21, 2000, Amendment No. 7 dated as of November 15, 2001, Amendment No. 8 dated as of November 28, 2001 and Amendment No. 9 dated as of January [ ], 2002, among (i) WESTMORELAND-LG&E PARTNERS, a Virginia general partnership, as Borrower (the “Borrower”), (ii) CREDIT SUISSE FIRST BOSTON, NIB CAPITAL BANK N.V., THE BANK OF NOVA SCOTIA, SUMITOMO MITSUI BANKING CORPORATION (formerly known as The Sumitomo Bank Limited), New York Branch, THE UFJ BANK LIMITED (formerly known as The Sanwa Bank Limited), UNION BANK OF CALIFORNIA, N.A., THE FUJI BANK LIMITED, New York Branch, CREDIT LYONNAIS, New York Branch, CREDIT LYONNAIS, Cayman Island Branch, LANDESBANK HESSEN-THURINGEN GIROZENTRALE and each Purchasing Lender, as Lenders, (iii) THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, as Institutional Lender and as Institutional Agent and each Purchasing Institutional Lender, (iv) CREDIT SUISSE FIRST BOSTON, New York Branch, as Issuing Bank, (v) DEXIA CREDIT LOCAL, NEW YORK AGENCY as Bond L/C Issuing Bank, (vi) CREDIT SUISSE FIRST BOSTON, NIB CAPITAL BANK N.V., THE BANK OF NOVA SCOTIA and SUMITOMO MITSUI BANKING CORPORATION (formerly known as The Sumitomo Bank Limited), New York Branch, as Co-Agents (together with their successors in such capacity) and (vii) CREDIT SUISSE FIRST BOSTON, as Agent for the Lenders, the Institutional Lenders, the Bond L/C Issuing Bank and the Issuing Bank (together with its successors in such capacity) and the letter agreement, dated July 20, 1999 from Credit Suisse First Boston as Agent, as Issuing Bank, as Co-Agent and as Securities Intermediary, and acknowledged and agreed to by the Borrower, the Lenders, the Institutional Lenders and the Institutional Agent, acknowledges receipt of five (5) copies of the Commitment Transfer Supplement as described in Annex I hereto, each fully executed. Terms defined in such Commitment Transfer Supplement are used herein as therein defined.

               1.        Pursuant to such Commitment Transfer Supplement, you are advised that the Transfer Effective Date will be the date hereof.

               2.        Pursuant to such Commitment Transfer Supplement, the Transferor Lender is required to deliver to Agent on or before the Transfer Effective Date the following notes: [         ].

               3.        Pursuant to such Commitment Transfer Supplement, Borrower is required to deliver to Agent on or before the Transfer Effective Date the following Loan Notes:

Payee	Loan Note

[ ]	[ ]

               4.        Pursuant to such Commitment Transfer Supplement the Purchasing Lender is required to pay its Purchase Price, in immediately available funds, to the Transferor Lender at or before 12:00 noon, local time of the Transferor Lender, on the first day of each Interest Period (including, if applicable, the Transfer Effective Date) applicable to the Outstanding Obligations.

Very truly yours,

CREDIT SUISSE FIRST BOSTON, as Agent

By:	________________________________ Name: Title:

By:	________________________________ Name: Title: